REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into as of June 8, 2001, by and between HUNTCO INC., a Missouri corporation (the "Company"), and ENRON NORTH AMERICA CORP., a Delaware corporation ("ENA").

This Agreement is made and entered into in connection with the Master
Steel Purchase and Sale Agreement, the Inventory Management Agreement for Phase I (the "Inventory Management Agreement") and the Inventory Management Agreement for Phase II, each as of April 6, 2001, by and between the Company and ENA (collectively, the "Transaction Agreements").

The parties agree as follows:

                            ARTICLE I

Section 1.1. Definitions. The terms set forth below are used herein as so defined:

	"Commission" has the meaning specified therefor in Section 1.2 of this Agreement.

	"Class A Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company.

	"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

	"Holder" means the record holder of any Warrants or Registrable
Securities.

	"Inspectors" has the meaning specified therefor in Section 2.3 this Agreement.

	"Losses" has the meaning specified therefor in Section 2.7 of this Agreement.

	"Other Holders" has the meaning specified therefor in Section 2.1 of this Agreement.

	"Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, business trust, trust or unincorporated entity.

	"Records" has the meaning specified therefor in Section 2.3 of this Agreement.

	"Registrable Securities" means the Warrant Shares, until such time as such securities cease to be Registrable Securities pursuant to
Section 1.2 hereof.

	"Registration Expenses" has the meaning specified therefor in
Section 2.6(a) of this Agreement.

	"Registration Statement" has the meaning specified therefor in
Section 2.1(b) of this Agreement.

	"Requesting Holder(s)" has the meaning specified therefor in
Section 2.1(a) of this Agreement.

	"Request Notice" has the meaning specified therefor in Section 2.1(a) of this Agreement.

	"Securities Act" has the meaning specified therefor in Section
1.2 of this Agreement.

	"Selling Expenses" has the meaning specified therefor in Section 2.6(a) of this Agreement.

	"Selling Holder" means a Holder who is selling Registrable Securities pursuant to a Registration Statement.

	"Warrants" means the Warrants to purchase 1,000,000 shares of Class A Common Stock to be issued to ENA.

	"Warrant Shares" means the shares of Class A Common Stock (or other securities) issuable upon exercise of the Warrants.

	Section 1.2.	Registrable Securities.  Any Registrable Security will
cease to be a Registrable Security when (i) a Registration Statement covering such Registrable Security has been declared effective by the Securities and Exchange Commission (the "Commission") and such Registrable Security has been sold or disposed of pursuant to such effective Registration Statement;
(ii) such Registrable Security is disposed of pursuant to Rule 144 (or any similar provision then in force) under the Securities Act of 1933, as amended (the "Securities Act"); (iii) such Registrable Security is eligible to be, and at the time of determination can be, disposed of pursuant to paragraph (k) of Rule 144 (or any similar provision then in force) under the Securities Act; or (iv) such Registrable Security is held by the Company or one of its subsidiaries.


						ARTICLE II

	Section 2.1.	Demand Registration.  (a) Any Holder or Holders who
collectively beneficially own a majority of the Registrable Securities may request (a "Request Notice") the Company to register under the Securities Act all or any portion of the Registrable Securities that are held by such Holder or Holders (collectively, the "Requesting Holder") for sale in the manner specified in the Request Notice. Any Registration Statement filed by the Company in response to a Request Notice may be filed on a Form S-3 (or any comparable successor form), to the extent the Company is then eligible to file such form. The Company shall be obligated to register Registrable Securities pursuant to this Section 2.1 on three occasions only. A request pursuant to this Section 2.1 shall be counted only when the corresponding Registration Statement has been filed and becomes effective under the Securities Act. Notwithstanding the foregoing, in the event the Company files a Registration Statement pursuant to this Section 2.1 (a) and one or more Holders thereafter withdraw Registrable Securities from inclusion in such Registration Statement prior to its effectiveness and such withdrawal causes such Registration Statement not to be declared effective, then such Registration Statement shall be counted as the exercise by the Holders of a demand registration right, unless the Holders reimburse the Company for the Registration Expenses incurred by the Company in connection with such Registration Statement.

		(b)	Promptly following receipt of a Request Notice, the Company
shall immediately notify each Holder (except the Requesting Holder) of the receipt of a Request Notice and shall use its best efforts to file a registration statement under the Securities Act (each such registration statement is hereinafter referred to as a "Registration Statement") effecting the registration under the Securities Act, for public sale in accordance with the method of disposition specified in such Request Notice, of the
Registrable Securities specified in the Request Notice (and in any notices that the Company receives from other Holders no later than the 15th day after receipt of the notice sent by the Company) (such other Holders and the
Requesting Holder are hereinafter referred to as the "Requesting Holders").
If such method of disposition shall be an underwritten public offering, the
Requesting Holders holding a majority of the Registerable Securities to be registered may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be withheld unreasonably.

		(c)	If the Company has received a Request Notice, whether or
not a Registration Statement with respect thereto has been filed or has become effective, and furnishes to the Requesting Holders a copy of a resolution of the Board of Directors of the Company certified by the Secretary of the Company stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company and its stockholders for such Registration Statement (A) to be filed on or before the date such filing would otherwise be required hereunder, or (B) to become effective because such action (x) would materially interfere with a significant acquisition, corporate reorganization or other similar transaction involving the Company, (y) would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (z) the Company is unable to comply with requirements of the Commission, the Company shall have the right, but not more than once with respect to any Request Notice, to defer such filing or effectiveness for such period as may be reasonably necessary (which period shall not, in any event, exceed 120 days from the date the Request Notice is deemed to be received under Section 3.2).

		(d)	The Company and any Person other than a Holder (the "Other
Holders") who is entitled to piggy-back registration rights with respect to a Registration Statement filed pursuant to Section 2.1 may include securities of the Company in such Registration Statement, but only to the extent, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would not have a material adverse effect on the successful marketing of the Registerable Securities to be sold. If the managing underwriter determines that it is necessary to reduce the number of securities to be registered on behalf of the Company or such Other Holders, securities held by such Other Holders shall be excluded first and then the securities to be registered by the Company shall be excluded. Except as provided in this subsection (d), the Company will not effect any other registration of its securities (except with respect to Registration Statements on Form S-4 or S-8 or any forms succeeding thereto for purposes permissible under such forms as of the date hereof), whether for its own account or that of any Other Holder, from the date of receipt of a Request Notice related to an underwritten public offering until the completion of the distribution by the underwriters of all securities thereunder.

	Section 2.2.	Piggy-Back Registration.  If the Company proposes to
register any of its securities under the Securities Act for sale to the public for cash, whether for its own account or for the account of Other Holders or both (except with respect to Registration Statements on Forms S-4 or S-8 or any forms succeeding thereto for purposes permissible under such forms as of the date hereof), each such time it will give written notice to all Holders of its intention to do so no less than 20 days prior to the anticipated filing date. Upon the written request received by the Company from any Holder no later than the 15th day after receipt by such Holder of the notice sent by the Company (which request shall state the intended method of disposition thereof), the Company will use commercially reasonable efforts to cause the Registerable Securities as to which registration shall have been so requested to be included in the securities to be covered by such Registration Statement, all to the extent requisite to permit the sale or other disposition by each Holder (in accordance with its written request) of such Registerable Securities so registered; provided, however, that the Company may at any time prior to the effectiveness of any such Registration Statement, in its sole discretion and without the consent of any Holder, abandon any proposed offering by the Company in which any Holder had requested to participate. The number of Registerable Securities to be included in such a registration may be reduced or eliminated if and to the extent, in the case of an underwritten offering, the managing underwriter shall advise the Company that such inclusion would materially jeopardize the successful marketing of the securities (including the Registerable Securities) proposed to be sold therein; provided, however, that (a) in the case of a Registration Statement filed pursuant to the exercise of demand registration rights of any Other Holders, priority shall be given first to the Other Holders demanding such registration, then to the Holders, then to the Company and then to Other Holders (other than the Other Holders demanding such registration) and (b) in the case of a Registration Statement the filing of which is initiated by the Company, priority shall be given (A) first to the Company, then (B) to the Holders, then (C) to Other Holders.

	Section 2.3.	Registration Procedures.  If and whenever the Company is
required pursuant to this Agreement to effect the registration of any of the Registerable Securities under the Securities Act, the Company will, as expeditiously as possible:

		(a)	prepare and file with the Commission a Registration
Statement, on a form available to the Company, with respect to such securities (which filing shall be made (i) as expeditiously as reasonably possible (but in no event later than 15 days after the receipt by the Company of a Request Notice) in the case of a shelf registration if the Company is then eligible to file a Registration Statement on Form S-3 or (ii) as expeditiously as reasonably possible (but in no event later than 45 days after the receipt by the Company of a Request Notice) if the Company is not eligible to file a Registration Statement on Form S-3; the Company shall thereafter use commercially reasonable efforts to cause such Registration Statement to become and remain effective for the period of the distribution contemplated thereby (determined pursuant to subparagraph (g) below);

		(b)	prepare and file with the Commission such amendments and
supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the distribution period (determined pursuant to subparagraph
(g) below) and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

		(c)	furnish to each Selling Holder and to each underwriter such
number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission) as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registerable
Securities covered by such Registration Statement;

		(d)	if applicable, use commercially reasonable efforts to
register or qualify the Registerable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request, provided that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject; and to thereafter use commercially reasonable efforts to cause such registrations or qualifications to become and remain effective for the period of the distribution contemplated thereby (determined pursuant to subparagraph (g) below)

		(e)	immediately notify each Selling Holder and each
underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and as promptly as practicable amend or supplement the prospectus or take other appropriate action so that the prospectus does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

		(f)	in the case of an underwritten public offering enter into
such customary agreements, (including an underwriting agreement), and furnish, at the request of the underwriters, such opinions of counsel, and "cold comfort" letters from the independent accountants for the Company as are, in each case, customary in form and substance;

		(g)	For purposes of subsections (a), (b) and (c) above, the
period of distribution of Registerable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it (but not more than six months) and the period of distribution of Registerable
Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registerable Securities covered thereby or one year;

		(h)	make available for inspection by one representative of the
Selling Holders designated by a majority thereof, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such representative of the Selling Holders or underwriter (the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), and cause the Company=s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; provided that the Company may require the Inspectors to conduct their investigation in a manner that does not unreasonably disrupt the Company=s operations and to execute such reasonable confidentiality agreements as the Company may reasonably determine to be advisable;

		(i)	use commercially reasonable efforts to cause the
Registerable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registerable Securities; and

		(j)	take such other actions as are reasonably requested by the
Selling Holders or the underwriters, if any, in order to expedite, facilitate or consummate the disposition of such Registerable Securities.

		Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (e) of this
Section 2.3, shall forthwith discontinue disposition of the Registerable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this
Section 2.3 or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder's possession, of the prospectus covering such Registerable Securities current at the time of receipt of such notice. If the Company shall give any such notice, the time periods specified in subsection (g) of this Section 2.3 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Selling Holder shall have received the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 2.3 hereof or the notice that they may resume use of the prospectus.

		In connection with each registration hereunder with respect to an underwritten public offering, the Company and each Selling Holder agrees to enter into a written agreement with the managing underwriter or underwriters selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between underwriters and companies of the Company=s size and investment stature, provided that such agreement shall not contain any such provision applicable to the Company or the Selling Holders that is inconsistent with the provisions hereof; and further provided, that the time and place of the closing under said agreement shall be as mutually agreed upon among the Company, the Selling Holders and such managing underwriter.
Each Selling Holder shall supply to the Company the information relating to such Selling Holder that is required by the Securities Act and the rules and regulations thereunder to be included in a Registration Statement which registers Registerable Securities of such Selling Holder and each Selling
Holder shall execute all consents, powers of attorney, registration statements and other documents reasonably required to be signed by such Selling Holder in order to effectuate the registration or disposition of Registerable Securities by such Selling Holder.

	Section 2.4.	Restrictions on Public Sale by Selling Holders of
Registerable Securities.   To the extent not inconsistent with applicable
law, each Selling Holder whose Registerable Securities are included in a Registration Statement pursuant to this Agreement agrees not to effect any public sale or distribution of the issue being registered (or any securities of the Company convertible into or exchangeable or exercisable for securities of the same type as the issue being registered) during the 14 days before, and during the 90-day period beginning on, the effective date of such Registration Statement (except as part of such registration), but only if and to the extent requested in writing (with reasonable prior notice) by the managing underwriter or underwriters in the case of an underwritten public offering by the Company of securities of the same type as the Registerable Securities, provided that the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction imposed by the underwriters pursuant to a lock-up agreement with any officer or director or any other stockholder of the Company.

	Section 2.5.	Restrictions on Public Sale by the Company.  To the extent
required by an underwriter in an underwritten public offering, the Company agrees not to effect on its own behalf any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days before, and during the 90-day period beginning on, the effective date of any Registration Statement in which the Selling Holders of Registerable
Securities are participating, other than pursuant to such Registration
Statement or a Registration Statement on Form S-8 or Form S-4.

	Section 2.6.	Expenses.
		(a)	"Registration Expenses" means all expenses incident to the
Company's performance under or compliance with this Agreement, including without limitation, all registration and filing fees, blue sky fees and expenses, printing expenses, listing fees, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance, reasonable out-of-pocket expenses, but excluding any Selling Expenses. "Selling Expenses" means all underwriting fees, discounts and selling commissions allocable to the sale of the Registerable Securities, the fees and expenses of counsel to the Selling Holders, and underwriters= counsel fees and expenses in case of any underwritten demand registration under Section 2.1.

		(b)	The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to this Agreement, whether or not the Registration Statement becomes effective, and the Selling Holders shall pay all Selling Expenses in connection with any Registerable Securities registered pursuant to this Agreement.

	Section 2.7.	Indemnification.  (a)	 In the event of a registration of
any Registerable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder thereunder and each underwriter, pursuant to the applicable underwriting agreement with such underwriter, of Registerable Securities thereunder and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages or liabilities (including reasonable attorneys= fees)
("Losses"), joint or several, to which such Selling Holder or underwriter or controlling Person may become subject under the Securities Act, the Exchange
Act or otherwise, insofar as such Losses, (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registerable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Selling Holder, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder, such underwriter or such controlling Person in writing specifically for use in such Registration Statement or prospectus.

		(b)	Each Selling Holder agrees to indemnify and hold harmless
the Company, its directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in any Registration Statement or prospectus relating to the Registerable Securities, or any amendment or supplement thereto; provided, however, that the liability of such Selling
Holder shall not be greater in amount than the dollar amount of the proceeds
(net of any Selling Expenses) received by such Selling Holder from the sale of the Registerable Securities giving rise to such indemnification.

		(c)	Promptly after receipt by an indemnified party hereunder of
notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 2.7, unless the indemnifying party shall have been prejudiced by such failure to give notice, and such failure to give notice shall not relieve the indemnifying party from any obligation of indemnification or contribution arising otherwise than under this Section 2.7.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel or
(ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have reasonably concluded that the interests of the indemnified party conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel reasonably acceptable to the indemnifying party and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

		(d)	If the indemnification provided for in this Section 2.7 is
unavailable to the Company or the Selling Holders or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of each Selling Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

		No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.


						ARTICLE III

	Section 3.1.	Dispute Resolution. Any action, dispute, claim or
controversy of any kind between the Company and any Holder arising out of, or pertaining to this Agreement or the transactions contemplated hereby (a "Dispute") shall be resolved by binding arbitration in accordance with the terms hereof. Any party may, by summary proceedings, bring an action in court to compel arbitration of any Dispute. Any arbitration shall be administered by the American Arbitration Association (the "AAA") in accordance with the terms of this Section 3.1, the Commercial Arbitration Rules of the AAA, and, to the maximum extent applicable, the Federal Arbitration Act. Judgment on any award rendered by an arbitration panel may be entered in any court having jurisdiction. Any arbitration shall be conducted by an arbitration panel consisting of three arbitrators. Each party shall designate one arbitrator. The third arbitrator shall be designated by the two arbitrators designated by the parties. If either party fails to designate an arbitrator within 10 days after the filing of the Dispute with the AAA, such arbitrator shall be appointed in the manner prescribed by the AAA. An arbitration proceeding hereunder shall be conducted in Houston, Texas. Each proceeding shall be concluded within 180 days of the filing of the Dispute with the AAA. The arbitration panel shall be empowered to award sanctions and to take such other actions as they deem necessary, to the same extent a judge could impose sanctions or take such other actions pursuant to the Federal Rules of Civil Procedure and applicable law. No award by the arbitration panel shall assess consequential, punitive or exemplary damages but may assess costs and expenses in a manner deemed equitable. The arbitration panel shall make specific written findings of fact and conclusions of law. The decision of the majority of the arbitration panel shall be final and binding on each party.

	Section 3.2.	Communications.  All notices and other communications
provided for or permitted hereunder shall be made in writing by telecopy, courier service or personal delivery:

		(a)	if to a Holder, at the most current address given by such
Holder to the Company in accordance with the provisions of this Section 3.2, which address initially is, with respect to ENA, as follows:

		Enron North America Corp. with a copy to:	Enron Corp.
		1400 Smith Street					1400 Smith Street
		Houston, Texas  77002				Houston, Texas  77002
		Attention:  Julia Murray			Attention:  Rex R. Rogers
		Fax No.: (713) 646-3393	 			Fax No.: (713) 646-5847

		(b)	if to the Company, initially at its address set forth below:

		Huntco Inc.
		14323 South Outer Forty Drive
		Town and Country, Missouri  63017
		Attention:  President & CEO
		Fax No.:  (314) 878-4537

		(c)	for each, thereafter at such other address, notice of which is given in accordance with the provisions of this Section 3.2.

		All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

	Section 3.3.	Successor and Assigns.  This Agreement shall inure to the
benefit of and be binding upon the successors and assigns of each of the parties, including subsequent holders of Registerable Securities.

	Section 3.4.	Counterparts.  This Agreement may be executed in any number
of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

	Section 3.5.	Headings.  The headings in this Agreement are for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

	Section 3.6.	Governing Law.  THE LAWS OF THE STATE OF MISSOURI SHALL
GOVERN THIS AGREEMENT WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

	Section 3.7.	Severability of Provisions.  Any provision of this
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

	Section 3.8.	Entire Agreement.  This Agreement, together with the
Warrant, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement and the Warrant supersede all prior agreements and understandings between the parties with respect to such subject matter.

	Section 3.9.	Attorneys' Fees.  In any action or proceeding brought to
enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

	Section 3.10.	Amendment.  This Agreement may be amended only by means of
a written amendment signed by the Company and by the Holders of a majority of the Registerable Securities.

	Section 3.11.	Registerable Securities Held by the Company or Its
Affiliates. In determining whether the Holders of the required amount of Registerable Securities have concurred in any direction, amendment, supplement, waiver or consent, Registerable Securities owned by the Company or one of its Affiliates shall be disregarded.

	Section 3.12.	Assignment of Rights.  The rights of any Holder under this
Agreement may be assigned to any Person who acquires any Registerable
Securities.  Any assignment of registration rights pursuant to this Section
3.12 shall be effective only upon receipt by the Company of written notice from such assigning Holder stating the name and address of any assignee. The rights of an assignee under this Section 3.12 shall be the same rights granted to the assigning Holder under this Agreement. In connection with any such assignment, the term "Holder" as used herein shall, where appropriate to assign the rights and obligations of the assigning Holder hereunder to such assignee, be deemed to refer to the assignee.

	Section 3.13.	No Conflicting Agreements.  From and after the date of this
Agreement and until no Registerable Securities (as defined in Section 1.2)
remain outstanding, the Company shall not grant registration rights to any
Person unless such rights are consistent with the provisions of this
Agreement.





	IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


								HUNTCO INC.


								By:_______________________
								Robert J. Marischen
								President


								ENRON NORTH AMERICA CORP.


								By:_______________________
								Name:_____________________
								Title:____________________









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